Exhibit 10.4

AMENDED AND RESTATED APPENDIX

EMULEX CORPORATION

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT,

RESTRICTED STOCK UNIT AWARD AGREEMENT,

NONQUALIFIED STOCK OPTION AGREEMENT,

INCENTIVE STOCK OPTION AGREEMENT,

CASH-SETTLED RESTRICTED STOCK UNIT AWARD AGREEMENT, AND

PERFORMANCE STOCK UNIT AWARD AGREEMENT

FOR

CHANGE IN CONTROL RETENTION PLAN PARTICIPANTS

OR

EMPLOYEES COVERED BY A KEY EMPLOYEE RETENTION AGREEMENT

This Amended and Restated Appendix includes additional and amended terms and conditions that govern the grant of restricted stock awards, restricted stock units, nonqualified stock options, incentive stock options, cash-settled restricted stock units, and performance stock units to Grantee/Optionee under the Emulex Corporation Amended and Restated 2005 Equity Incentive Plan (the “Plan”) because Grantee/Optionee either is a designated participant in the Emulex Change in Control Retention Plan (the “Retention Plan”) or is party to a Key Employee Retention Agreement (“KERA”). This Amended and Restated Appendix supersedes and replaces the terms of the previous Appendix. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Plan, the Retention Plan, the KERA, the Restricted Stock Award Agreement (“RSA Agreement”), the Restricted Stock Unit Award Agreement (“RSU Agreement”), the Nonqualified Stock Option Agreement (“NQSO Agreement”), the Incentive Stock Option Agreement (“ISO Agreement”), the Cash-Settled Restricted Stock Unit Award Agreement (“Cash RSU Agreement”), and the Performance Stock Unit Award Agreement (“PSU Agreement”), as applicable.

ADDENDUM TO RESTRICTED STOCK AWARD AGREEMENT

1.	Vesting. This provision supplements Section 3 of Grantee’s RSA Agreement by adding the following provisions at the end thereof:

Notwithstanding the foregoing, in the event that Grantee’s Continuous Service is terminated by the Company (or its successor) without Cause or by Grantee for Good Reason (as such terms are defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Grantee’s Key Employee Retention Agreement (“KERA”), as applicable), either (i) during a period when the Company is party to an agreement, the consummation of the transactions contemplated by which would result in the occurrence of a Change in Control (as defined in the Retention Plan or the KERA, as applicable) or (ii) within 24 months following a Change in Control, then any unvested shares shall not be forfeited at the time Grantee’s Continuous Service is terminated, but rather, immediately shall become fully vested and non-forfeitable as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable.

2.	No Right to Continued Service. The last sentence of Section 6 of Grantee’s RSA Agreement is amended in its entirety to read as follows:

In the event Grantee’s Continuous Service with the Company is terminated by the Company, by Grantee or as a result of Grantee’s death or disability, no unvested shares of Common Stock shall become vested after such termination of Continuous Service, except as explicitly provided in Section 3 hereof.

ADDENDUM TO RESTRICTED STOCK UNIT AWARD AGREEMENT

Vesting. This provision supplements Section 3 of Grantee’s RSU Agreement by adding the following provisions at the end thereof:

Notwithstanding the foregoing, in the event that Grantee’s Continuous Service is terminated by the Company (or its successor) without Cause or by Grantee for Good Reason (as such terms are defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Grantee’s Key Employee Retention Agreement (“KERA”), as applicable), either (i) during a period when the Company is party to an agreement, the consummation of the transactions contemplated by which would result in the occurrence of a Change in Control (as defined in the Retention Plan or the KERA, as applicable) or (ii) within 24 months following a Change in Control, then any unvested Restricted Stock Units shall not be forfeited at the time Grantee’s Continuous Service is terminated, but rather, immediately shall become fully vested and non-forfeitable as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable.

ADDENDUM TO NONQUALIFIED STOCK OPTION AWARD AGREEMENT

A new Section 15 shall be added to Optionee’s NQSO Agreement as follows:

Term and Vesting of Stock Option under Change in Control Retention Plan or Key Employee Retention Agreement.

Notwithstanding the foregoing provisions of Section 5 hereof, this Section 15 shall apply in the event that Optionee experiences a Termination Event during a Change in Control Period, as each of those terms is defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Optionee’s Key Employee Retention Agreement (“KERA”).

In the event Optionee’s employment is terminated by the Company (or its successor) without Cause or by Optionee for Good Reason (as such terms are defined in the Retention Plan or the KERA, as applicable), either (i) during a period when the Company is party to an agreement, the consummation of the transactions contemplated by which would result in the occurrence of a Change in Control (as defined in the Retention Plan or the KERA, as applicable) or (ii) within 24 months following a Change in Control, then any unvested portion of the Option shall not be forfeited at the time Optionee’s employment terminated, but rather, immediately shall become fully vested and non-forfeitable as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable.

ADDENDUM TO INCENTIVE STOCK OPTION AWARD AGREEMENT

A new Section 14 shall be added to Optionee’s ISO Agreement as follows:

Term and Vesting of Stock Option under Change in Control Retention Plan or Key Employee Retention Agreement.

Notwithstanding the foregoing provisions of Section 5 hereof, this Section 14 shall apply in the event that Optionee experiences a Termination Event during a Change in Control Period, as each of those terms is defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Optionee’s Key Employee Retention Agreement (“KERA”).

In the event Optionee’s employment is terminated by the Company (or its successor) without Cause or by Optionee for Good Reason (as such terms are defined in the Retention Plan or the KERA, as applicable), either (i) during a period when the Company is party to an agreement, the consummation of the transactions contemplated by which would result in the occurrence of a Change in Control (as defined in the Retention Plan or the KERA, as applicable) or (ii) within 24 months following a Change in Control, then any unvested portion of the Option shall not be forfeited at the time Optionee’s employment terminated, but rather, immediately shall become fully vested and non-forfeitable as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable.

ADDENDUM TO CASH-SETTLED RESTRICTED STOCK UNIT AWARD AGREEMENT

Vesting. This provision supplements Section 3 of Grantee’s Cash RSU Agreement by adding the following provisions at the end thereof:

Notwithstanding the foregoing, in the event that Grantee’s Continuous Service is terminated by the Company (or its successor) without Cause or by Grantee for Good Reason (as such terms are defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Grantee’s Key Employee Retention Agreement (“KERA”), as applicable), either (i) during a period when the Company is party to an agreement, the consummation of the transactions contemplated by which would result in the occurrence of a Change in Control (as defined in the Retention Plan or the KERA, as applicable) or (ii) within 24 months following a Change in Control, then any unvested Cash-Settled RSUs shall not be forfeited at the time Grantee’s Continuous Service is terminated, but rather, immediately shall become fully vested and non-forfeitable as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable.

ADDENDUM TO PERFORMANCE STOCK UNIT AWARD AGREEMENT

Vesting. The last sentence of Section 3 of Grantee’s PSU Agreement is amended in its entirety to read as follows:

Notwithstanding the foregoing, in the event that Grantee’s Continuous Service is terminated by the Company (or its successor) without Cause or by Grantee for Good Reason (as such terms are defined in the Company’s Change in Control Retention Plan (the “Retention Plan”) or Grantee’s Key Employee Retention Agreement (“KERA”), as applicable), either (i) during a period when the Company is party to an agreement, the consummation of the transactions contemplated by which would result in the occurrence of a Change in Control (as defined in the Retention Plan or the KERA, as applicable) or (ii) within 24 months following a Change in Control, then any unvested Performance Stock Units shall not be forfeited at the time Grantee’s Continuous Service is terminated, but rather, immediately shall become fully vested and non-forfeitable as provided in Section 5(a) of the Retention Plan or Section 5(a) of the KERA, as applicable, and with the Performance Goals deemed to be achieved at the target achievement level.

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